UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       October 31, 2006
                                                 -------------------------------

                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

            Florida                       1-10466               59-0432511
-----------------------------   --------------------------  --------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)



    245 Riverside Avenue, Suite 500
             Jacksonville, FL                                       32202
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (904) 301-4200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 31, 2006, The St. Joe Company (the "Company") issued a press release announcing the Company's financial results for the quarter ended September 30, 2006. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1   Press Release dated October 31, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE ST. JOE COMPANY


Dated:  October 31, 2006                    By:   /s/ Michael N. Regan
                                                  ------------------------------
                                                      Michael N. Regan
                                                      Senior Vice President -
                                                      Finance and Planning